CIBC Healthcare Conference
November 5th , 2007

Dr. David Aviezer
President and CEO

Safe Harbor Statement

To the extent that statements in this press release are not strictly historical, all such statements are forward-
looking, and are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual future experience and results to differ materially from the statements made. These statements are based on our current beliefs and expectations as to such future outcomes. Drug discovery and development involve a high degree of risk. Factors that might cause such a material difference include, among others, the inherent risks and uncertainties in developing drug platforms and products of the type we are developing; delays in our preparation and filing of applications for regulatory approval; delays in the approval or potential rejection of any applications we file with the FDA, or other health regulatory authorities; lack of progress of our research and development (including the results of clinical trials being conducted by us); obtaining on a timely basis sufficient patient enrollment in our clinical trials; the impact of development of competing therapies and/or technologies by other companies; our ability to obtain additional financings required to fund our research programs; our ability to establish and maintain strategic license, collaboration and distribution arrangements and to manage our relationships with collaborators, distributors and partners; potential product liability risks and risks of securing adequate levels of product liability and clinical trial insurance coverage; the possible disruption of our operations due to terrorist activities and armed conflict, including as a result of the disruption of our subsidiary, our manufacturing facilities, collaborative partners, licensees, and clinical trial sites; and other factors described in our filings with the Securities and Exchange Commission. The statements are accurate only as of the date hereof and we disclaim any obligation to update this information, except as required by law.

Company Highlights

Lead product candidate targeting a large, growing market

Similar to Cerezyme, the only approved enzyme replacement therapy

Currently in Phase III trials under SPA for treating Gaucher Disease

Gaucher Disease , a growing $1 billion market, is a severe and chronic condition

prGCD for
Gaucher Disease

Proprietary Protein
Expression System

Proprietary ProCellEx™ plant cell-based expression system offers significant advantages over existing expression systems

New paradigm for developing recombinant proteins with equivalent activity and structure to their naturally-produced human counterparts

Enables penetration of patent-protected markets

Greater cost-effectiveness and Safety

Biologically equivalent of superior versions of proteins with known biological mechanisms of action, validated markets and clearer regulatory path

Substantially less development and regulatory risk

Pipeline focused on complex therapeutic proteins, including Fabry disease and female infertility disorders and other novel and biogeneric indications

Targeting Commercially
Viable Proteins

World Class
Management & Board

Experienced board and management team

Mr. Eli Hurvitz, Chairman of the Board, Chairman of the Teva

Dr. Phillip Frost, former Chairman and CEO of IVAX

Dr. David Aviezer, Director, President and CEO

Experienced Management and World
Class Board and Advisors

Advisor

Prof. Ari Zimran

Advisor

Prof. Gad Galili

Director of the Gaucher clinic, Shaarei Zedek Medical Center, Jerusalem.
World opinion leader in Gaucher Disease

Advisor

Prof. Aaron
Ciechanover

Chairman, Dept. of Molecular and Experimental Medicine, Scripps Research Institute, La Jolla, CA. World leader in
Hematology and genetic diseases

Advisor

Prof. Ernest Beutler

SCIENTIFIC ADVISORY BOARD

Ivax, DVM Pharmaceuticals

Director

Dr. Jane Hsiao

TEVA, Chairman and former CEO of Ivax, Ladenburg Thalman, Key Pharmaceuticals

Director

Dr. Phillip Frost

Chairman and former CEO of TEVA, former director Bank Leumi

Chairman

Mr. Eli Hurvitz

KEY BOARD MEMBERS

Taro Pharmaceutical Industries, M.Sc. in Biotechnology and Food Engineering

VP, Operations

Iftah Katz

Biogenics, Ph.D. in molecular biology of cancer research

VP, Product Dev

Dr. Einat Almon

MIGAL Technological Center, Rutgers U, Berkley U., Biological Center of IDF, Ph.D. in Plant Biochemistry

Executive VP, R&D

Dr. Yoseph Shaaltiel

Colbar LifeScience, Way2Call Communications, C.P.A., M.B.A

CFO

  Yossi Maimon

KEY MANAGEMENT

President & CEO

Title

ProChon Biotech, American Cyanamid, Ph.D. in Molecular Biology and Biochemistry, M.B.A

Dr. David Aviezer

Experience

Name

Director of the Institute for Research in Medical Sciences at the Technion, Israel.
Laureate of the Nobel Prize in  Chemistry.  World opinion leader in the field of protein trafficking.

Chairman, Dept. of Plant Biology, Weizmann Institute of Science, Israel.
Scientific opinion leader in the field of plant molecular and cell biology

Company Snapshot

Proprietary ProCellEx™ protein expression system based on plant cell-based expression technology

Lead product prGCD - plant expressed Glucocerebrosidase for Gaucher Disease currently in Phase III clinical trials

Deep pipeline focused on complex therapeutic proteins for novel and biogeneric indications

Publicly traded PLX: AMEX.

Executive offices, R&D and manufacturing facility in Carmiel, Israel

Collaboration agreement with TEVA for the development of two biological drugs

90 employees of which 40% earned Ph.D., M.D. or M.Sc. Degrees

Approved  Enterprise  status granting 0% tax for a period of 10 years

Advanced clinical stage biopharmaceutical company focused on development and commercialization of recombinant therapeutic proteins

Technology Demonstration

ProCellEx™ Protein
Expression System

Technology Platform

Proprietary plant cell-based protein expression system

Comprehensive set of technologies and capabilities for the development of recombinant proteins from initial nucleotide cloning to large scale protein production

Enables expression of proteins with similar amino acid, glycan and three dimensional structure as compared to their naturally-produced human counterparts

Demonstrated feasibility through expression of many complex therapeutic proteins belonging to different drug classes:

Enzymes, cytokines, monoclonal antibodies, hormones, vaccines.

Have shown biological and structural equivalence to the naturally-produced human protein

Key Advantages of the
ProCellEx System

Avoids infringing on the method-based patents of other proteins developed with mammalian cell-based expression systems,
allowing penetration of certain patent-protected markets.

Expect to obtain method-based patent protection for proteins developed using our ProCellEx system and in some cases, will seek composition patents as well.

Enables Penetration

of Patent Protected
Markets

Flexible polyethylene bioreactors entail low initial capital investment.

Rapidly scalable at low cost in compliance with cGMP.

Requires less costly hands-on maintenance.

Cost
Effectiveness
and Scalability

Significant
Advantages Over
Mammalian Cell-
based Systems

Excellent safety profile – No risk of mammalian viral transmission or infection.

Substantial cost benefits.

Uniform glycosilation patterns result in greater effectiveness and potency.

Longer half life and superior cell uptake (in prGCD).

Gaucher Disease:
A genetically inherited disorder

Macrophages

Bone

Bone Marrow

Liver

Lung

Spleen

Source: Beutler and Grabowski, The Metabolic and Molecular Bases of Inherited Disease 2001

Skeletal pathology

Pulmonary hypertension/
infiltration

Hepatomegaly

Anemia

Thrombocytopenia

Splenomegaly

Outcome: Death -  Poor quality of life

HO   CH2   CH     CH    CH = CH     (CH2)12
CH3

OH

O

O

OH

HO

OH

OH

O

OH

OH

HO

OH

O=C      CH2  CH2    CH2   (CH2) n
CH3

N     OH

CH2   CH    CH    CH = CH     (CH2 )12
CH3

O=C      CH2  CH2    CH2   (CH2) n
CH3

N      OH

Acid  -Glucosidase

Glucocerebrosidase

Glucose

Ceramide

Glucosyl

Ceramide

+

The Enzymatic Defect in
Gaucher Disease

Gaucher Disease: Attractive
Market Characteristics

No cure for Gaucher, ongoing chronic therapeutic treatment

Treatment cost of ~$200,000 p.a.,

Less than 5,000 treated patients

Relatively concentrated group of prescribing physicians

Cerezyme ® (Genzyme) : The only recombinant GCD on the market with ~100% share

Zavesca ® - (Actelion):  Small molecule drug - Usage extremely limited due to significant side effects

Historic annual market growth of approx 10-15%

Estimated global market penetration of ~50%

Future penetration to be driven by patient education and
screening

Only player in the market has annual revenues of  > $1bn

Approx. 10,000 patients (treated and untreated) globally

Enzyme replacement therapy is gold standard treatment

Comment

Characteristic

Cerezyme ® Growth ($m)

CAGR: 12.7%

Large
Market
Size

Attractive
Patient
Profile

Steady
Growth
Prospects

Competition

prGCD: Equal to Superior
Biological Activity

prGCD has equal to superior enzymatic activity degrading the natural substrate when compared to Cerezyme® :

Cerezyme and  prGCD cellular

uptake

-0.05

0.00

0.05

0.10

0.15

0.20

0.25

0.30

0.35

0.40

0.45

0 u/ml

1.6 u/ml

3.2 u/ml

6.4 u/ml

Enzyme concentration

Cerezyme

prGCD

Enhanced uptake of prGCD
by mouse macrophages
compared to Cerezyme® :

Gaucher patients macrophages model:
prGCD demonstrates superior uptake vs.
Cerezyme® following 24 and 48 hours
of incubation

3-D crystal structure of prGCD solved by a team of world renowned scientists from the Weizmann Institute of Science and compared to Cerezyme® structure.

Similar three Dimensional structure

Technology Animation

Glucocerebrosidase Binds to its Target

Cells via the Mannose Receptor

Macrophage

Mannose
receptor

Mannose
residues

GCD

Protalix plant cell
technology produces a
“ready to use” bioactive
enzyme:

Mammalian technology requires
multiple post-expression modifications:

Active - Mannose exposed
glycan structure

Mannose

GlcNAc

Fucose

Xylose

Galactose

Sialic acid

Protalix technology does not require
additional glycan processing

Non Active

Batch to Batch Consistency of Glycoforms
produced by the ProCellEx™ system

Successful Phase I Clinical Study

Design

Single-center, non-randomized, open label performed at Hadassah Medical Center,
Jerusalem

Study performed under FDA IND approval.

Objectives

Primary: To evaluate the safety of three escalating doses of human prGCD in healthy volunteers

Secondary: To determine the pharmacokinetics of prGCD in human subjects

Results

prGCD was well tolerated.

Highly satisfactory safety laboratory results.

No anti prGCD antibodies

No immune reaction against prGCD.

Pharmacology – prolonged half life of drug in serum

Pharmacokinetic data:
prGCD vs. Cerezyme
(IV administration)

Preclinical –Primate
data

Human data

prGCD data:

     T1/2 13-20   minutes

     T1/2  10.5-14.5
minutes

Cerezyme
(published
data)

     T1/2  6.8-8 minutes

      T1/2 ~ 3.6-10.4
minutes

prGCD Phase III Trial – Launched Aug 07

Multi-center world wide study

Efficacy and safety in 30 untreated patients with significant symptoms of Gaucher disease treated with prGCD for 9 months

Special Protocol Assessment approved by FDA in July 2007

Randomized, double blind, parallel groups, dose-ranging study

Primary End Point

Mean decrease of 20% in spleen volume would represent a clinically relevant improvement

Three Major Secondary Endpoints

decrease in liver volume , increase in Hemoglobin  concentration, increase in platelet count

prGCD Clinical Development Timeline

2007

2008

2009

Initiated Phase III
               Clinical
Trials

NDA

Submission

Phase III

Efficacy Data

Drug Approval

prGCD for Gaucher Disease

prGCD

Plant cell expressed recombinant GCD for enzyme replacement therapy

Enzyme replacement therapy is gold standard of care

Substantially similar amino acid, glycan and three dimensional structure compared to Cerezyme

Major proof of concept for ProCellEx™ Protein Expression System

Clear Clinical Path

Following clinical protocol similar to Cerezyme

Clinical data demonstrated increased half-life and increased in vitro and uptake efficacy

Implies potential for more potent and effective drug

Demonstrated safety and no immunological responses in intensive animal studies or Phase I human study

Initiated 30 patient Phase III clinical trial in August  2007 under SPA

An Effective and Cost Efficient Treatment

Low production costs result from:

Lower initial set-up investment and ongoing growth media, labor and monitoring costs

Absence of post-expression glycosilation modification which are needed for Cerezyme

Leveraging our Platform into
Attractive Market Opportunities

   R & D,
Animal Studies

   R & D,
Animal Studies

         Phase III
in progress

Phase of
Development

Follicle Stimulating
Hormone for Female
Infertility

Biodefense and
organophosphate
poisoning

Enzyme replacement
therapy for Gaucher
Disease

Indication

>$1,200 mm

~ $500 mm

>$1 B

Market
Opportunity

Unmet medical need in rapidly growing
biodefense market

Vast potential of  civilian applications

Acetyl-
Cholinesterase

Currently three meaningful products
and only two recombinant hormone
market players

PRX-111

FSH

Currently only one meaningful market
player - Genzyme

Incurable disease, ongoing chronic
treatment

prGCD

Market Dynamic

Pipeline
Candidate

One  product in US and another in EU
and Rest of World

Rapidly growing market

Enzyme replacement therapy is
standard of care

>$500 mm

   R & D,
Animal Studies

Enzyme replacement
therapy for Fabry
Disease

PRX-102

Fabry
Disease

IgG1-CHO

IgG4-Protalix

IgG1-Protalix

Control

Heavy Chain

Light Chain

Human IgG
Standard

Recombinant

IgG produced by

Protalix’s plant

culture system

Monoclonal Antibodies Expression

Protalix system represents an
alternative platform for hard-to-
express proteins in mammalian
systems, including monoclonal
antibodies

Binding to Jurkat Leukemia cells

Strategic Collaborations

In addition to internal, proprietary development, Protalix also seeks to share risk and enter into partnerships for the early-stage
co-development for biotherapeutic proteins

Framework agreement for R&D collaboration on two proteins using ProCellEx system

TEVA to be granted license to commercialize the developed products

Protalix will receive milestone and royalties and retain exclusive manufacturing rights

Licensed technology from Weizmann to design next generation of GCD for Gaucher

Based on a 3-D crystal structure of prGCD technology provides methodology for rational design for an improved drug

Protalix pays fixed research budget and some royalties for any commercialized products

Agreement with Hebrew University and Boyce Thompson of Cornell University
to license the technology underlying the developed acetylcholinesterase and its molecular variants for the use in several therapeutic and prophylactic indications, as well as in a biodefense program

Protalix pays some royalties for any commercialized products

Strong Intellectual Property  Protection:
50+ Patents & Applications

         6 patent families in the

in house portfolio

Cell & tissue culturing
device,  system
and method

Expression of
lysosomal
Enzymes in
plant cells

Large scale
bioreactor system

delivering

proteins through

oral administration

Expression of
antibodies
in plant cells

Expression of FSH
variant protein in
plant cells

Company Highlights

Lead product candidate targeting a large, growing market

Similar to Cerezyme, the only approved enzyme replacement therapy

Currently in Phase III trials under SPA for treating Gaucher Disease

Gaucher Disease , a growing $1 billion market, is a severe and chronic condition

prGCD for
Gaucher Disease

Proprietary Protein
Expression System

Proprietary ProCellEx™ plant cell-based expression system offers significant advantages over existing expression systems

New paradigm for developing recombinant proteins with equivalent activity and structure to their naturally-produced human counterparts

Enables penetration of patent-protected markets

Greater cost-effectiveness and Safety

Biologically equivalent versions of proteins with known biological mechanisms of action, validated markets and clearer regulatory path

Substantially less development and regulatory risk

Pipeline focused on complex therapeutic proteins, including Fabry disease and female infertility disorders and other novel and biogeneric indications

Targeting Commercially
Viable Proteins

World Class
Management & Board

Experienced board and management team

Mr. Eli Hurvitz, Chairman of the Board, Chairman of the Teva

Dr. Phillip Frost, former Chairman and CEO of IVAX

Dr. David Aviezer, Director, President and CEO

Contact:

Dr. David Aviezer

President & CEO
david@protalix.com